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
                                                          Migration Server
                    Customer must notify Rackspace once old server is no longer needed, in order to halt billing.
                                                                                                                          Philip Daw
                                                                                                                              London
                                                                                                                     Customer #16246
                                                          [GRAPHIC OMITTED]
                                                         Service Order Form

Company Information                                           Technical Contact Information

Company Name:  Narrowstep Ltd                                 **Name:  Jason Jack
**Contact Name:  Iolo Jones                                   E-mail Address:  JJACK@NARROWSTEP.COM
Telephone Number:  +44 07909 992 368                          Telephone Number:  +44 07880736823
E-mail Address:  JJACK@NARROWSTEP.COM
                                                              Billing Contact Information
Street Address:  91 New Cavendish Street
                                                              **Name:  Iolo Jones
City:  London                                                 E-mail Address:
State:                                                        Mailing Address:
                                                              Telephone Number:

                                                              Other Information

Zip Code:  W1W 6XE                                            How did you hear
                                                              about us:
Country:  UK                                                  Fax Number:

                   ** Information and support will NOT be disseminated to any party other than those listed above.

Server #

                  Server Specifications                   Server Name                          Guarantee

Operating System:  Windows 2000                                                                Check this box, if this
Processor:  Single AMD 1.53 in Dual MB                    (Server name must be a               server is NOT subject
Memory:  1Gb RAM  domain you control.  Please             to 24 hour guarantee
Hard Drive:  2 x 36 Gb SCSI                               include .com, .org,. net,            X
Monthly Bandwith:  30 Gb (inc)                            etc.)
Chassis:  2U
# of IP's:  1IP
Specific  Instructions:  Build

                  Software & Services                     Monthly                              Install

Port Monitoring:  Rackwatch Basic
Performance Monitoring:  Other:
*Firewall:  -
Private Net:  - Private Net
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*Additional Services:

TOTAL SERVER FEE WITH SOFTWARE & SERVICES
                                Monthly Recurring Fee:                  One Time Install Fee:
                                (pound)498.57                           (pound)0

*These software/services are NOT subject to the 24-hour guarantee. Customer acknowledges and agrees to be bound by the terms and conditions of use prior to using such software/services.

Additional Information:

Please do not charge for the first 3 days usage on this server.

This server is replacing server #16274.

1.  Initial Payment Method.
             Invoice (Check/Money Order) [X]  Credit Card [ ]   ACH [ ]   Wire Transfer [ ]

2.  Subsequent Payment Method
             Invoice (Check/Money Order) [X]  Credit Card [ ]   ACH [ ]   Wire Transfer [ ]

3.  Initial Term
             1-Month Lease [ ]   6-Month Lease [ ]   1-Year Lease [ ]   2-Year Lease [X]   Prepay [ ]

                                Migration Server
      Customer must notify Rackspace once old server is not longer needed, in order to halt billing.
                               Service Order Form

                                                                Customer # 16246

Data Transfer Usage Fees: The recurring monthly fee includes Customer's usage of the server for up to 30 gigabytes of aggregate data transfer in any calendar month. The Customer shall be charged (pound)40 per 10 gigabytes (or pro rate portion thereof) of data transfer from Customer's server in excess of 30 gigabytes in any calendar month.

Reconnection Fee: In the event that the Customer's Services are suspended or terminated for any reason or in the event that the Customer decides to switch/upgrade its servers the Customer shall pay a reconnection or switching/upgrade fee as applicable in accordance with Rackspace's then prevailing prices and policies

Under European and UK legislation Value Added Tax (VAT) is charged at 17.5% to UK established Customers.

If you are a Customer established in a European Union member country, we need to confirm your business status to enable you to be considered as "outside of the scope of UK VAT". Please confirm you are receiving these services for purposes of your own business activities in your own member state, for VAT purposes.
Yes [ ] No [ ]

We are required to charge VAT to clients established outside of the European Union, to the extent that those services are enjoyed wholly or partly in the UK. We are therefore required to establish this fact and apply a fair and reasonable apportionment to our fees. As a consequence, please state whether you have a UK branch (excluding subsidiary and associate companies) or representative office. Yes [X] No [ ]

If the answer is no, and assuming that the situation does not alter in the future, there is no VAT liability and no charge will be levied.

If the answer is yes, taking a global view, please state what you consider to be the proportionate benefit of our services that are used and enjoyed by that office. UK Customers may challenge any apportionment that they do not consider fair and reasonable and may seek to impose their own estimation of the VAT due. Please state:

   We are advised that such Customers are entitled, subject to UK legislation, to reclaim any VAT charged by a direct claim to the UK authorities under the mutual recovery procedures governed by the ED 13th Directive.

The Customer hereby orders from Rackspace.Com Limited ("Rackspace") the Services described above for the term specified in the Service Order Form. This Service Order Form together with the Master Services Agreement attached hereto when signed by the Customer will form a valid contract when accepted by an authorised representative of Rackspace contingent upon credit approval by Rackspace. The term of this contract begins on the date Rackspace generates an email to the Customer that includes the information required to allow the Customer to send and receive information to and from its servers ("Service Commencement Date").

The Customer has read and agrees to be bound by the terms and conditions of this Service Order Form and the Master Services Agreement as well as all terms and conditions of use that apply to certain of the Services/software as set out in Rackspace's Rules and Regulations which the Customer agrees it has read and will be bound by. This complete agreement replaces the provisions of any Customer drafted purchase order and supersedes all proposals written or oral as well as other communications between the Customer and Rackspace relating to this Order.

All notices shall be sent to Rackspace as follows: Rackspace Managed Hosting Limited at Unit 1, Airport Gate, Bath Road, Middlesex UB7 ONA, United Kingdom -
Attention: Chief Financial Officer. Fax: + 44 20 8897 4719

Accepted by Customer
Name:  Iolo Jones
Title:  CEO
Date:  06/12/02
Signature:  /s/ Iolo Jones

Please sign to indicate you have read and agreed to the terms of the Master Services Agreement found at: HTTP://WWW.RACKSPACE.CO.UK/UK msa.php


Signature:  /s/ Iolo Jones

Accepted by Rackspace Managed Hosting, Ltd.     Name:      Date:      Signature:

                                                                                                                          Philip Daw
                                                                                                                              London
                                                                                                                     Customer #16246
                                                          [GRAPHIC OMITTED]

                                                         Service Order Form

Company Information                                           Technical Contact Information

Company Name:  Narrowstep Ltd                                 *Name:  Jason Jack
Contact Name:  Iolo Jones                                     E-mail Address:  JJACK@NARROWSTEP.COM
                                                              Telephone Number:  +44 07880436823

Address:  91 New Cavendish Street                             Billing Contact Information
                                                              *Name:  Iolo Jones
                                                              E-mail Address:  JJONES@NARROWSTEP.COM
Town:  London                                                 Telephone Number:  +44 07909 992 368
County:                                                       Other Information
Post Code:  W1W 6XE                                           Fax Number:
Country:  UK                                                  Source Code:

                    *Information and support will NOT be disseminated to any party other than those listed above.

Server # 27769

                Server Specifications                Monthly      Install           Server Name           Guarantee

Operating System:  Windows 2000                                                                           Tick this box if
Processor: Single AMD 1.53Ghz in Dual MB                          (Server name      server is NOT         subject to 24
Memory:  1Gb DDR RAM                              (pound)498.67    (pound)576       MUST be a             hour setup
Hard Drive:  2 x 36Gb SCSI                                                          domain you            guarantee X
Monthly Bandwidth: 30Gb(Inc)                                                        control. Please
Other:   1IP                                                                        include .com,
         100 Mb Connection                                                          .org, .net, etc.)
         2U Chassis


                Software                             Monthly      Install           Services              Monthly
Install

Port Monitoring:  Rackwatch Basic                                                   *Customer
Security Audit:  -                                                                  acknowledges
PrivateNet:  -PrivateNet                                                            and agrees to
Bounce Backup:  -                                                                   be bound by
Tape Backup:  -                                                                     the terms and
Tape Rotation:  -                                                                   conditions of
Other:  -                                                                           use prior to
                                                                                    using this
                                                                                    software/service.


                                                                 -5-

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
                                                         Service Order Form
rv1/2001
                                                                                                                    Customer # 16246


Firewall (Number 27771)

                Server Specifications                Monthly      Install           Server Name           Guarantee

Type:         CICSO PIX 515R                   (pound)350   (pound)589                                    Tick this box if
                                                                                    (Server name          server is NOT
                                                                                    MUST be a             subject to 24
                                                                                    domain you            hour setup
                                                                                    control. Please       guarantee [X]
                                                                                    include .com,
                                                                                    .org, .net, etc.)



Load Balancer (Number 27772)

                Server Specifications                Monthly      Install           Server Name           Guarantee

Type:         Red Hill Web Mux                 (pound)379   (pound)657                                    Tick this box if
                                                                                    (Server name          server is NOT
                                                                                    MUST be a             subject to 24
                                                                                    domain you            hour setup
                                                                                    control. Please       guarantee [X]
                                                                                    include .com,
                                                                                    .org, .net, etc.)


Additional Information:

Totals
       Recurring Monthly Fee    (pound)1227.67       One Time Installation Fee  (pound)1822      First Payment(pound)3049.67
                                                                                                 (Monthly and
                                                                                                 One Time
                                                                                                 Installation
                                                                                                 Fee)


Payment Methods

Bill Us  [X]                                Credit Card  [ ]                    Wire Transfer  [ ]

Lease Length and Options

1-Month Lease  [ ]         6-Month Lease  [ ]        1-Year Lease  [ ] 2-Year Lease  [X]Prepay  [ ]

                               Service Order Form
rv1/2001
                                                                Customer # 16246

Data Transfer Usage Fees: The recurring monthly fee includes Customer's usage of the server for up to 30 gigabytes of aggregate data transfer in any calendar month. The Customer shall be charged (pound)40 per 10 gigabytes (or pro rate portion thereof) of data transfer from Customer's server in excess of 30 gigabytes in any calendar month.

Reconnection Fee: In the event that the Customer's Services are suspended or terminated for any reason or in the event that the Customer decides to switch/upgrade its servers the Customer shall pay a reconnection or switching/upgrade fee as applicable in accordance with Rackspace's then prevailing prices and policies

Under European and UK legislation Value Added Tax (VAT) is charged at 17.5% to UK established Customers.

If you are a Customer established in a European Union member country, we need to confirm your business status to enable you to be considered as "outside of the scope of UK VAT". Please confirm you are receiving these services for purposes of your own business activities in your own member state, for VAT purposes.
Yes [ ] No [ ]

We are required to charge VAT to clients established outside of the European Union, to the extent that those services are enjoyed wholly or partly in the UK. We are therefore required to establish this fact and apply a fair and reasonable apportionment to our fees. As a consequence, please state whether you have a UK branch (excluding subsidiary and associate companies) or representative office. Yes [X] No [ ]

If the answer is no, and assuming that the situation does not alter in the future, there is no VAT liability and no charge will be levied.

If the answer is yes, taking a global view, please state what you consider to be the proportionate benefit of our services that are used and enjoyed by that office. UK Customers may challenge any apportionment that they do not consider fair and reasonable and may seek to impose their own estimation of the VAT due.

Please state:

   We are advised that such Customers are entitled, subject to UK legislation, to reclaim any VAT charged by a direct claim to the UK authorities under the mutual recovery procedures governed by the ED 13th Directive.

The Customer hereby orders from Rackspace.Com Limited ("Rackspace") the Services described above for the term specified in the Service Order Form. This Service Order Form together with the Master Services Agreement attached hereto when signed by the Customer will form a valid contract when accepted by an authorised representative of Rackspace contingent upon credit approval by Rackspace. The term of this contract begins on the date Rackspace generates an email to the Customer that includes the information required to allow the Customer to send and receive information to and from its servers ("Service Commencement Date").

The Customer has read and agrees to be bound by the terms and conditions of this Service Order Form and the Master Services Agreement as well as all terms and conditions of use that apply to certain of the Services/software as set out in Rackspace's Rules and Regulations which the Customer agrees it has read and will be bound by. This complete agreement replaces the provisions of any Customer drafted purchase order and supersedes all proposals written or oral as well as other communications between the Customer and Rackspace relating to this Order.

All notices shall be sent to Rackspace as follows: Rackspace Managed Hosting Limited at Unit 1, Airport Gate, Bath Road, Middlesex UB7 ONA, United Kingdom -
Attention: Chief Financial Officer. Fax: + 44 20 8897 4719

Accepted by Customer
Name:  Iolo Jones
Title:  CEO
Date:  06/12/02
Signature:  /s/ Iolo Jones

Please sign to indicate you have read and agreed to the terms of the Master Services Agreement found at: HTTP://WWW.RACKSPACE.CO.UK/UK msa.php



Signature: /s/ Iolo Jones

Accepted by Rackspace Managed Hosting, Ltd.     Name:      Date:      Signature:



                                       -8-